UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-12

                     1ST INDEPENDENCE FINANCIAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

               [1st Independence Financial Group, Inc. Letterhead]

April 11, 2007

Dear Stockholder:

On behalf of the Board of Directors and management of 1st Independence Financial Group, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at 3801 Charlestown Road, New Albany, Indiana, on Thursday, May 17, 2007, at 5:30 p.m., Eastern Daylight Time.

The attached Notice of Annual Meeting and Proxy Statement describe the business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company during the year ended December 31, 2006.

You will be asked to elect three directors and to ratify the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. Returning the enclosed proxy card will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

Sincerely,

/s/ N. William White
--------------------
N. William White
President and Chief Executive Officer

                     1ST INDEPENDENCE FINANCIAL GROUP, INC.
                              8620 BIGGIN HILL LANE
                         LOUISVILLE, KENTUCKY 40220-4117

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of 1st Independence Financial Group, Inc. (the "Company"), will be held at the 3801 Charlestown Road, New Albany, Indiana, on Thursday, May 17, 2007, at 5:30 p.m., Eastern Daylight Time, for the following purposes:

1.  To elect three directors for a term of three years;

2. To ratify the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 30, 2007 (the "Record Date") are entitled to vote at the Meeting and any adjournments or postponements thereof.

A copy of the Company's Annual Report for the year ended December 31, 2006 is enclosed.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD AS OF THE RECORD DATE CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Teresa W. Noel
------------------
Teresa W. Noel
Secretary

Louisville, Kentucky
April 11, 2007

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE THAT A QUORUM IS PRESENT AT THE MEETING.

                                 PROXY STATEMENT
                                       OF
                     1ST INDEPENDENCE FINANCIAL GROUP, INC.

                              8620 BIGGIN HILL LANE
                         LOUISVILLE, KENTUCKY 40220-4117

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2007

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 1st Independence Financial Group, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at 3801 Charlestown Road, New Albany, Indiana, on Thursday, May 17, 2007, at 5:30 p.m., Eastern Daylight Time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are being first mailed to stockholders on or about April 11, 2007.

During the Annual Meeting, we will report on the operations of the Company during the year ended December 31, 2006.

All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted

         o FOR the election of the persons named below as directors for a three year term:

                Jack L. Coleman, Jr.
                Thomas Les Letton
                Charles L. Moore II

         o FOR the ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007; and

         o in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting.

Revocability of Proxy

Your proxy may be revoked at any time prior to being voted by: (i) filing a written notice of such revocation with the Secretary of the Company at 8620 Biggin Hill Lane, Louisville, Kentucky, 40220-4117, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

Stockholder Proposals

In order to be considered for inclusion in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held in 2008, all stockholder proposals must be submitted to the Secretary at the Company's office, 8620 Biggin Hill Lane, Louisville, Kentucky 40220-4117, on or before December 13, 2007. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2008 Annual Meeting of Stockholders, stockholder proposals not included in the Company's Proxy Statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 26, 2008.

Other Matters

The Board of Directors does not know of any matters other than Proposal 1 and Proposal 2 that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments or postponements, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                         VOTING STOCK AND VOTE REQUIRED

The Board of Directors has fixed the close of business on March 30, 2007 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,995,594 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit.

Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

Tellers will be appointed at the annual meeting to count the votes cast in person or by proxy. The results of the vote will be announced at the meeting and in our quarterly report on Form 10-Q for the second quarter of 2007.

As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, as submitted as Proposal 1, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

As to the ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 shall be determined by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote without regard to Broker Non-Votes, or proxies marked "ABSTAIN" as to that matter.

All other matters that properly come before the Meeting shall be determined by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote without regard to Broker Non-Votes, or proxies marked "ABSTAIN" as to that matter.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors of the Corporation is currently composed of nine members. The Corporation's Certificate of Incorporation divides the Board of Directors into three classes, as nearly equal in size as possible, with one class of Directors elected each year for a three-year term.

The persons named below (the "Nominees"), each of whom is currently a director of the Company, have been nominated as a director of the Company for a three-year term.

                Jack L. Coleman, Jr.
                Thomas Les Letton
                Charles L. Moore II

A description of each director's business experience is described on page 6.

The persons named as proxies on the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named on the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

The Board of Directors of the Company recommends that you vote "FOR" the election of the persons named above as directors of the Company for a term of three years.

           PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

The Audit Committee selected BKD, LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2007. At the Meeting, stockholders will consider and vote upon the ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007. Your ratification of the Audit Committee's appointment of BKD, LLP is not necessary because the Audit Committee has sole authority for appointment of our independent registered public accounting firm. However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.

BKD, LLP was the Company's independent registered public accounting firm for the year ended December 31, 2006.

A representative of BKD, LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 14, 2007 certain information regarding the beneficial ownership of the Company's Common Stock by each person or group who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock as of that date.

                                                   Amount and      Percent of
                                                   nature of       shares of
                                                   beneficial      common stock
Name and address of beneficial owner               ownership       outstanding
------------------------------------               ----------      -----------
Tontine Financial Partners, L.P. (1)
Tontine Management, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue
Greenwich, Connecticut 06830                         178,405           8.9%

1st Independence Employee Stock Ownership
 & 401K Plan (2)
8620 Biggin Hill Lane
Louisville, Kentucky 40220-4117                      158,587           7.9%

(1) Based solely upon information provided in a Schedule 13G/A filed with the United States Securities and Exchange Commission by such persons on February 13, 2007.

(2) The Employee Stock Ownership & 401K Plan ("KSOP") purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's Board of Directors has appointed a committee consisting Mr. N. William White - President and Chief Executive Officer of the Company, Mr. R. Michael Wilbourn - Executive Vice President and Chief Financial Officer of the Company and Ms. Terry L. Batson - Senior Vice President Human Resources of the Company to serve as the KSOP administrative committee ("KSOP Committee") and First Bankers Trust Services, Inc. to serve as the KSOP trustees ("KSOP Trustee"). The KSOP Committee instructs the KSOP Trustee regarding investment of KSOP plan assets. The KSOP Trustee must vote all shares allocated to participant accounts under the KSOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the KSOP Trustee as directed by the KSOP Committee. As of December 31, 2006, 129,477 shares have been allocated under the ESOP to participant accounts.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 14, 2007 certain information regarding beneficial ownership of the Company's common stock by: (i) each of the Company's directors, nominees and named executive officers; and (ii) all current directors and executive officers as a group.

                                Amount and Nature of
                                     Beneficial        Percent of Shares of
   Name of Beneficial Owner         Ownership (1)   Common Stock Outstanding (2)
   ------------------------         -------------   ----------------------------
   Matthew C. Chalfant                 58,188                  2.9%
   Jack L. Coleman, Jr.                15,365                    *
   Thomas Les Letton                   23,600                  1.2
   Stephen R. Manecke                  21,750                  1.1
   Charles L. Moore II                 81,571                  4.1
   Ronald L. Receveur                  43,343                  2.2
   W.Dudley Shryock                     7,127                    *
   H. Lowell Wainwright, Jr.           10,500                    *
   N. William White                    38,384                  1.9
   All directors and executive
   officers of the Company as
   a group (14 persons) (1) (2) (3)   355,886                 17.5
----------------

(1) The share amounts also include shares of common stock that the following persons may acquire through the exercise of stock options within 60 days of March 14, 2007: Stephen R. Manecke - 5,000; Charles L. Moore II - 3,400; Ronald L. Receveur - 3,400; N. William White - 11,125.

(2) Excludes 158,587 shares of Common Stock held by the KSOP for which such individuals serve as a member of the KSOP Committee and has shared voting power. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.


(3) The share amount also includes 10,811 shares of common stock that may be acquired through the exercise of stock options within 60 days of March 14, 2007 by other executive officers.

* Represents less than 1% of the Company's outstanding common stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Company's directors, executive officers and stockholders who own more than 10% of the Company's stock to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. Based solely upon a review of such reports, the Company believes that all of the filings by the Company's directors, executive officers and stockholders who own more than 10% of the Company's stock were made on a timely basis during 2006 except that Mr. Moore did not timely file a Form 4 reflecting the shares owned by Mr. Moore's wife at the time of Mr. Moore's marriage. A Form 4 was subsequently filed reflecting these shares.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Directors
The directors of the Company, some of whom are also Nominees, are listed in the table below along with their age, period they have served as a director and their business experience over the past five years. Each director serves for a term of three years and until the election and qualification of his successor. The following directors have been determined by the Company to be independent under the applicable NASDAQ listing standards: Matthew C. Chalfant, Jack L. Coleman, Jr., Thomas Les Letton, Stephen R. Manecke, Charles L. Moore II, Dr. Ronald L. Receveur, W. Dudley Shryock and H. Lowell Wainwright, Jr. The age of each director is as of March 14, 2007. Each director has listed when his term will expire.

     NAME                AGE               OFFICE AND BUSINESS EXPERIENCE
     ----                ---               ------------------------------
Matthew C. Chalfant.......43  A director since 2004.  Mr. Chalfant's term will expire at the 2008 Annual Meeting. Mr. Chalfant is the President of Forms America and Chalfant Industries, Inc.

Jack L. Coleman, Jr.......53  A director since 1991.  Mr. Coleman's term will expire at the 2007 Annual Meeting. Mr. Coleman is a partner and majority stockholder of Coleman's Lumber Yard and owner of Coleman's Home Center all located in Harrodsburg, Kentucky. He is a former member of the Kentucky House of Representatives and is a current member of the Mercer County Chamber of Commerce.

Thomas Les Letton.........54  A director since 1985.  Mr. Letton's term will expire at the 2007 Annual Meeting. Mr. Letton is the President of The Letton Company,Inc., a real estate investment company and Old Bridge, Inc., a golf course and development company, all located in Danville, Kentucky. He is also an owner of WFL Group which owns thirteen Papa Johns Pizza franchises.

Stephen R. Manecke........51  A director since 2004.  Mr. Manecke's term will expire at the 2009 Annual Meeting. Mr. Manecke is a certified public accountant and owner of Business Advisory Services, a business management consulting company.

Charles L. Moore II.......44  A director since 2004.  Mr. Moore's term will expire at the 2007 Annual Meeting. Mr. Moore is a real estate investor and owner of Riverside Properties, a property management company. He is also a councilman on the Clark County Indiana Council.

Dr. Ronald L. Receveur....51  A director since 2004. Dr. Receveur's term will expire at the 2009 Annual Meeting. Dr. Receveur's principal occupation is as a dentist. Dr. Receveur is owner and managing partner of The Center for Advanced Dentistry, LLC. Dr. Receveur also is owner or has partial interest in various real estate development companies including Janus Partners, L. P., Janus Development, Inc., The Artisan Co., LLC and Luxury Views, LLC.

W. Dudley Shryock.........50  A director since 1998. Mr. Shryock's term will expire at the 2009 Annual Meeting. Mr. Shryock is a certified public accountant, practicing in Lawrenceburg, Kentucky. Mr. Shryock is treasurer for the Anderson County Fiscal Court.

H. Lowell Wainwright, Jr..50  A director since 2005. Mr. Wainwright's term will expire at the 2009 Annual Meeting. Mr. Wainwright is a Managing Director with Sterne, Agee & Leach Inc. an Investment Firm.

N. William White..........41  A director since 2004. Mr. White's term will expire at the 2008 Annual Meeting. Mr. White is the President and Chief Executive Officer of the Company and the Bank. Prior to the merger of Harrodsburg First Financial Bancorp, Inc. and Independence Bancorp (the "Merger"), Mr. White served as President and Chief Executive Officer of Independence Bancorp and Independence Bank.

Executive Officers Who Are Not Directors
The executive officers of the Company, who are not also directors of the Company, are listed in the table below. The age of each executive officer is as of March 14, 2007.

     NAME                AGE               OFFICE AND BUSINESS EXPERIENCE
     ----                ---               ------------------------------
Kathy L. Beach............43  Ms. Beach joined the Company and the Bank in May
                              2004. Ms. Beach is Executive Vice President and Chief Operations Officer of the Company and the Bank. Previously, Ms. Beach was Chief Operations Officer at Porter Bancorp, Inc., Shepherdsville, Kentucky.

Gregory A. DeMuth.........43  Mr. DeMuth joined the Company and the Bank in
                              March 2006.  Mr. DeMuth is Executive Vice
                              President and Chief Lending Officer of the Company and the Bank. Previously, Mr. DeMuth was Senior Vice President - Commercial Lending for Stock Yards Bank & Trust Company in Louisville, Kentucky.

David M. Hall.............50  Mr. Hall joined the Company and the Bank in
                              February 2005.  Mr. Hall is Executive Vice
                              President - Retail Banking of the Company and the Bank. Previously, Mr. Hall was a Regional President for U. S. Bank in Lexington, Kentucky.

Alan D. Shepard...........45  Mr. Shepard rejoined the Company and the Bank in
                              September 2006 as Executive Vice President and Chief Credit Officer of the Company and the Bank. From April 2005 until August 2006 Mr. Shepard was involved in real estate developing. Previously, Mr. Shepard served as Executive Vice President and Senior Lending Officer of the Company and the Bank from the date of the Merger until March 2005. Prior to the Merger, Mr. Shepard served in the same capacity with Independence Bancorp and Independence Bank. Previous to his employment at Independence Bancorp and Independence Bank, Mr. Shepard served as a Senior Vice President in Commercial Lending at Commonwealth Bank & Trust Company in Louisville, Kentucky.

R. Michael Wilbourn.......45  Mr. Wilbourn is Executive Vice President and Chief
                              Financial Officer of the Company and the Bank. Prior to the Merger, Mr. Wilbourn served in the same capacity to Independence Bancorp and Independence Bank. Previous to his employment at Independence Bancorp and Independence Bank, Mr. Wilbourn served as Vice President-Senior Consultant and Analyst of Commercial Finance of Bank One, Kentucky.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the year ended December 31, 2006, the Board of Directors held twelve regular meetings and two special meetings. All directors attended at least 75% of the meetings of the Board and the committees to which they belonged. It is the Company's policy to encourage the directors to attend the Company's Annual Meeting of Stockholders. All of the directors attended the Annual Meeting of Stockholders held in 2006.

In addition to other committees, as of December 31, 2006, the Company had a standing Compensation Committee and Audit Committee.

         NAME                             COMPENSATION             AUDIT
         ----                             ------------             -----
Matthew C. Chalfant................
Jack L. Coleman, Jr................
Thomas Les Letton..................             X
Stephen R. Manecke.................                                   *
Charles L. Moore II................                                   X
Ronald L. Receveur.................             *
W. Dudley Shryock..................             X                     X
H. Lowell Wainwright, Jr...........             X                     X
N. William White...................
------------
X  Member
*  Chairman

Nominating Committee
The Board of Directors had no standing nominating committee or any committee performing similar functions during 2006. Because such functions are performed by the independent (as such is defined under the NASDAQ listing standards) members of the Board of Directors, the Board of Directors believes that it is appropriate not to have a standing nominating committee. In the nomination process, the independent members of the Board of Directors identify director nominees through a combination of referrals, including by management, existing board members and stockholders. The Company does not have a formal policy with respect to the consideration of any nominees recommended by a stockholder, however, the Board of Directors will consider written recommendations from stockholders of the Company regarding potential nominees for election as directors. To be considered for inclusion in the slate of nominees proposed by the Board of Directors at the next Annual Meeting of Stockholders of the Company, such recommendations must be received in writing by the Secretary of the Company not less than 60 or more than 90 days prior to the date of the meeting. Once a candidate has been identified, the independent members of the Board of Directors review the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If determined to be appropriate, certain independent Directors may meet with the proposed nominee before making a final determination. The independent members of the Board of Directors consider all factors they deem relevant regarding a possible director nominee, including his or her business experience, civic involvement, and general reputation in the community. In this respect, the Company has not identified any specific minimum qualifications which must be met to be considered as a nominee.

The Company received no security holder recommendations for nomination to the Board of Directors in connection with the 2007 Annual Meeting of Stockholders. The three director nominees are incumbent directors standing for re-election.

Compensation Committee
The Board of Directors appoints the members of the Compensation Committee. The Compensation Committee is currently composed of four non-employee directors, each of whom meets the criteria for independence under the NASDAQ listing standards. The Compensation Committee met three times during the year ended December 31, 2006.

The Compensation Committee has retained an independent compensation consulting firm, Mercer Human Resource Consulting, to advise it and the Company on executive compensation matters in the past but did not utilize their services in 2006.

The Compensation Committee is responsible for approving and evaluating the Company's employee compensation and benefit programs, ensuring the competitiveness of those programs, and advising the Board of Directors regarding the development of key executives. The Compensation Committee is responsible for annually reviewing, approving, and recommending to the Board of Directors for its approval all elements of the compensation of the Chief Executive Officer and other executive officers. The Compensation Committee is also responsible for determining awards to employees of restricted stock or stock options pursuant to the Company's incentive plans.

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is or was formerly an officer or employee of the Company. No executive officer of the Company currently serves or in the past year has served as a member of the compensation committee or board of directors of another company of which an executive officer serves on the Compensation Committee. Nor does any executive officer of the Company serve or has in the past year served as a member of the compensation committee of another company of which an executive officer serves as a director of the Company.

The report of the Compensation Committee is included in the "Executive Compensation" section of this Proxy Statement under the caption "Compensation Committee Report."

The Board of Directors has adopted a Compensation Committee Charter which details all the duties and responsibilities of the Committee. A copy of the Compensation Committee Charter can be found on the Company's website at www.1stindependence.com under the investor relations section.

Audit Committee
The Audit Committee of the Company is comprised of four independent directors as that term for audit committee members is defined by the NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. W. Dudley Shryock and Stephen R. Manecke have been determined by the Board of Directors to be "audit committee financial experts" (as defined by the SEC) for purposes of fulfilling the duties of the Committee. The Audit Committee met six times during the year ended December 31, 2006.

Among other duties, the Audit Committee is responsible for:

         o overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

         o overseeing that management has established and maintained processes to assure that an adequate system of internal control over key business risks is functioning within the Company; and

         o overseeing that management has established processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

The Board of Directors has adopted an Audit Committee Charter which details all the duties and responsibilities of the Committee. A copy of the Audit Committee Charter can be found on the Company's website at www.1stindependence.com under the investor relations section.

                          REPORT OF THE AUDIT COMMITTEE

Review of Audited Financial Statements with Management.

The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2006 with the management of the Company.

Review of Financial Statements and Other Matters with Independent Registered Public Accounting Firm.

The Audit Committee discussed with BKD, LLP, the Company's independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61 ("Communications with Audit Committees"), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as may be modified or supplemented, and has discussed with BKD, LLP its independence.

Recommendation that Financial Statements be Included in Annual Report.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the United States Securities and Exchange Commission.

Submitted by the Audit Committee:

            Stephen R. Manecke, Chairman
            Charles L. Moore II
            W. Dudley Shryock
            H. Lowell Wainwright, Jr.

                                   AUDIT FEES

The following table sets forth fees for professional audit services rendered by BKD, LLP, the Company's independent registered public accounting firm, for the audits of the Company's annual financial statements for the years ended December 31, 2006 and December 31, 2005, and fees for other services rendered by BKD, LLP during those periods:

                                       Year ended                Year ended
                                    December 31, 2006         December 31, 2005
                                    -----------------         -----------------
   Audit fees (1)                        $118,534                  $101,932
   Audit-related fees (2)                  11,268                    10,688
   Tax fees (3)                             8,811                    55,745
   All other fees (4)                           -                     7,623
                                         --------                  --------
            Total fees                   $138,613                  $175,988
                                         ========                  ========
-------------
(1) Audit fees consist of fees for professional services rendered for the annual audit and review of Form 10-K as well as fees for the reviews of quarterly financial information filed with the SEC on Form 10-Q.

(2) Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements including due diligence services.

(3) Tax fees consist of compliance fees for the preparation of state and federal tax returns and consulting on various tax matters including issues relating to the change in the Company's fiscal year end. During 2005, the Company engaged another accounting firm to begin providing tax compliance and consulting services. Fees for 2006 were assistance relating to an IRS audit of prior year federal tax returns.

(4) All other fees consist of other services not included in the first three categories above. Fees for 2005 were for assistance in the filing of certain bank regulatory filings.

Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the full Audit Committee at its next scheduled meeting.

                           DIRECTOR COMPENSATION TABLE
                          Director Compensation in 2006

------------------------------ ------------ ------------ ------------- -------------- ---------------- ---------------
          Name (1)                 Fees      Restricted     Option       Non-Equity       All Other         Total
                                  Earned       Stock        Awards       Incentive      Compensation
                                 or Paid       Awards         (4)          Plan              (4)
                                 in Cash         (3)                        (4)
                                   (2)
------------------------------ ------------ ------------ ------------- -------------- ---------------- ---------------
Matthew C. Chalfant                 $9,000       $582      $    -         $    -        $     -             $9,582
Jack L. Coleman, Jr.                $9,000       $582      $    -         $    -        $     -             $9,582
James W. Dunn (5)                   $4,500       $  -      $    -         $    -        $     -             $4,500
Thomas Les Letton                   $9,000       $582      $    -         $    -        $     -             $9,582
Stephen R. Manecke                 $15,000       $582      $    -         $    -        $     -            $15,582
Charles L. Moore II                 $9,000       $582      $    -         $    -        $     -             $9,582
Ronald L. Receveur                  $9,000       $582      $    -         $    -        $     -             $9,582
W. Dudley Shryock                   $9,000       $582      $    -         $    -        $     -             $9,582
H. Lowell Wainwright, Jr.           $9,000       $582      $    -         $    -        $     -             $9,582
------------------------------ ------------ ------------ ------------- -------------- ---------------- ---------------

(1) N. William White, the Company's President and Chief Executive Officer is not included in this table as Mr. White is also a Named Executive Officer of the Company and his compensation for service as a Director is reflected in the Summary Compensation Table.

(2) Fees earned or paid in cash included $750 per month for each Director with the exception of the Chairman of the Audit Committee (Mr. Stephen R. Manecke) who received $1,250 per month. No additional fees are paid for committee meetings.

(3) Represents the amount of compensation expense recorded during 2006 on 500 shares of the Company's Common Stock awarded on September 20, 2006 (award vests
20% annually beginning with the first anniversary date). The market value of the 500 shares granted on September 20, 2006 was $8,725 (calculated using the closing stock price of the Company's Common Stock on September 20, 2006 of $17.45).

(4) No annual stock option grants, non-equity incentive plan compensation payments or other compensation payments were made as compensation for director services in 2006 or are contemplated under the Company's current compensation structure with the exception of possible stock option grants.

(5) Mr. Dunn resigned from the Board effective June 30, 2006.

                             EXECUTIVE COMPENSATION
                      COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives
The compensation program for executive officers is aimed at attracting and retaining superior executives in a highly competitive environment and to provide financial incentives that align our executive officers' interest with those of our stockholders. The Compensation Committee believes that the primary components of each executive officer's compensation should include (i) a competitive base salary; (ii) incentive compensation that rewards the achievement of annual and longer-term objective performance goals; and (iii) opportunities for equity compensation.

Responsibility for Executive Compensation Program
The Compensation Committee of the Board is responsible for establishing and implementing our general executive compensation philosophy. Subject to approval of the full Board, the Compensation Committee determines the compensation for all executive officers. Role of Executive Officers in Compensation Decisions The Compensation Committee reviews, approves, and recommends to the full Board each element of the compensation for each Named Executive Officer. The President and Chief Executive Officer annually reviews the compensation of each executive officer (other than himself) and makes recommendations to the Compensation Committee regarding the compensation of those officers for the following year. The Compensation Committee annually reviews the President and Chief Executive Officer's compensation and makes recommendations to the full Board regarding the compensation for the following year.

Committee Procedures
The Compensation Committee utilized the data in the 2006 Crowe Chizek Salary Surveys to assist it in evaluating our executive compensation structure and expenses. The surveys used for 2006 included a Kentucky group of banks with peer data for banks in the $200 - $500 million asset range. In addition, survey data was used from peer groups in communities with a population of greater than 100,000 to ensure adequate comparison of the Louisville metropolitan area. The market surveys include a broad range of companies and do not provide company-specific information.

The intent of the executive compensation plan is to further the interests of 1st Independence Financial Group, Inc., its subsidiaries, and its stockholders by providing incentives to key employees who contribute materially to the success and profitability of the Bank. This program enables the Bank to attract and retain key employees.

Setting Executive Compensation for 2006
In establishing the 2006 compensation for the executive officers, the Compensation Committee:

o        analyzed the compensation levels of comparable executive officers in peer groups;
o        determined a mix of base salary and bonus opportunity, along with an equity position to align the executive officers' compensation with our performance;
o        assessed the executive officers' performance; and
o        assessed the financial and business results compared to other companies within the banking industry and our financial performance relative to past performance and financial and business goals.

The principal components of each executive officer's compensation are:

o        base salary;
o        annual incentive compensation; and
o        long-term equity incentive compensation.

The cash components of the Executive Compensation Plan are based on the following:

o        Return on Assets (ROA)
o        Growth
o        Earnings Per Share (EPS)

Key officers are eligible to receive awards based on the achievement of specific annual goals and performance measures.

The only elements of the executive officers' compensation paid in cash are base salary and annual incentive compensation.

Base Salary. Base Salary is the component of compensation that is paid to an employee for a specific position and responsibilities.

Annual Incentive Compensation. Our practice is to award cash bonuses based on our achievement of pre-established objective performance goals.

Long-Term Incentive Compensation, Stock Options, Restricted Stock.

Retirement Plan. The 1st Independence Employee Stock Ownership & 401(k) Plan (the "ESOP") is maintained by 1st Independence Financial Group, Inc. The ESOP consists of the following two components: (i) an employee stock ownership plan, and (ii) a qualified cash or deferred arrangement 401(k).

The purposes of the Plan are to enable eligible employees to (i) provide for their future financial security by deferring a portion of their compensation and having those funds accumulate under the ESOP, (ii) share in the growth and prosperity of the Company, (iii) accumulate capital for their future economic security, and (iv) acquire beneficial stock ownership interests in the Company. The ESOP is also designed to assist the Company in meeting some of its corporate financial objectives. Subject to Internal Revenue Service limitations, the Company matches 50% of participant contributions up to 6% of the participant's compensation. To be eligible to receive a matching contribution, a participant must be employed on the last day of the year.

Stock Option Plan. The 1st Independence Stock Option Plan was developed to enable the Company to attract and retain employees and Non-employee Directors by providing them with appropriate incentives and rewards for superior performance by granting stock options.

The Plan is intended to encourage stock ownership by recipients by providing for their proprietary interests in the Company, thereby encouraging them to remain employed or otherwise in service.

Restricted Stock Plan. 1st Independence Financial Group, Inc. established a Restricted Stock Plan, approved by stockholders at the 2006 Annual Meeting. This is an equity-based incentive compensation plan that provides for the award of restricted stock. The Plan is designed to promote the interests of the Company and its Subsidiaries by encouraging officers, key employees and Non-employee Directors, upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their business, to continue their association with the Company and its Subsidiaries by providing additional incentive and opportunity for unusual industry and efficiency through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress. The restricted stock vests in 20% increments over a 5 year period.

Deductibility Cap on Executive Compensation
Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), subject to an exception for qualifying performance-based compensation, we cannot deduct compensation of over $1,000,000 in annual compensation paid to certain executive officers. We have never paid compensation for which a deduction was disallowed.

If an executive officer is entitled to deferred compensation under Code Section 409A, and such benefits do not comply with the Code Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to payment of regular federal income tax, interest and an additional federal income tax of 20 percent of the amount includible in income. Our compensation program has been structured to comply with Code Section 409A. Tabular Disclosures Regarding Executive Officers The following tables provide 2006 compensation information for the Company's Principal Executive Officer, the Principal Financial Officer and the Company's other three most highly compensated executive officers (collectively, the "named executive officers"):

                           Summary Compensation Table

------------------------------ -------- ------------ ------------ ------------ ------------ ----------------- ------------
          Name and              Year      Salary        Bonus        Stock       Option        All Other         Total
          Principal                         ($)          ($)        Awards       Awards       Compensation        ($)
          Position                                                    ($)          ($)            ($)
------------------------------ -------- ------------ ------------ ------------ ------------ ----------------- ------------
N. William White,                 2006     $154,000   $     -     $3,378(2)    $4,156(4)       $27,529(5)        $189,063
    President and Chief
    Executive Officer

R. Michael Wilbourn,              2006     $105,000   $     -     $3,378(2)    $4,156(4)       $ 6,906(6)        $119,440
    Executive Vice
    President and Chief
    Financial Officer

Kathy L. Beach,                   2006      $90,000   $     -     $3,378(2)    $4,156(4)       $ 5,832(7)        $103,366
    Executive Vice
    President and Chief
    Operations Officer

Gregory A. DeMuth (1),            2006     $100,000   $     -     $    -       $    -          $ 1,703(8)        $101,703
    Executive Vice
    President and Chief
    Lending Officer

David M. Hall,                    2006     $100,000   $     -     $1,479(3)    $    -          $ 4,926(9)        $106,405
    Executive Vice
    President - Retail
    Banking
------------------------------ -------- ------------ ------------ ------------ ------------ ----------------- ------------

(1) Mr. DeMuth began employment with the Company on March 1, 2006.

(2) Represents the amount of compensation expense recorded during 2006 on 500 shares of the Company's Common Stock awarded on February 24, 2005 and 500 shares of the Company's Common Stock awarded on March 17, 2006 (both awards vest 20%
annually beginning with the first anniversary date). The market value of the 500 shares granted on February 24, 2005 was $9,495 (calculated using the closing stock price of the Company's Common Stock on February 24, 2005 of $18.99) and the market value of the 500 shares granted on March 17, 2006 was $8,875
(calculated using the closing stock price of the Company's Common Stock on March
17, 2006 of $17.75).

(3) Represents the amount of compensation expense recorded during 2006 on 500 shares of the Company's Common Stock awarded on March 17, 2006 (award vests 20%
annually beginning with the first anniversary date). The market value of the 500 shares granted on March 17, 2006 was $8,875 (calculated using the closing stock price of the Company's Common Stock on March 17, 2006 of $17.75).

(4) Represents the amount of compensation expense recorded during 2006 on 2,500 stock options on the Company's Common Stock awarded on February 24, 2005
(options vest 25% annually beginning with the grant date). The market value of the 2,500 stock options was $6.65 per stock option based upon the Black-Scholes option-pricing model. See the caption "stock options" in note 1 to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for additional information.

(5) Includes 407 shares allocated to Mr. White's account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $16.40 per share at December 31, 2006 totaling $6,675), a matching contribution to the 401(k) portion of the ESOP of $6,160, director fees of $9,000, value of personal use of a Company owned vehicle of $5,339 and premiums paid of $355 for $500,000 of term life insurance where Mr. White's minor children are the beneficiary.

(6) Includes 229 shares allocated to Mr. Wilbourn's account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $16.40 per share at December 31, 2006 totaling $3,756) and a matching contribution to the 401(k) portion of the ESOP of $3,150.

(7) Includes 191 shares allocated to Ms. Beach's account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $16.40 per share at December 31, 2006 totaling $3,132) and a matching contribution to the 401(k) portion of the ESOP of $2,700.

(8) Represents a matching contribution to the 401(k) portion of the ESOP.

(9) Includes 90 shares allocated to Mr. Hall's account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $16.40 per share at December 31, 2006 totaling $1,476) and a matching contribution to the 401(k) portion of the ESOP of $3,450.

                       Grants of Plan-Based Awards in 2006

---------------------------- ------------ ----------------- ------------------ ----------------- -------------------
           Name                 Grant        All Other         All Other          Exercise or           Grant
                                Date       Stock Awards:     Option Awards:      Base Price of        Date Fair
                                             Number of         Number of            Option         Value of Stock
                                             Shares of        Securities            Awards           and Option
                                               Stock          Underlying            ($/SH)           Awards ($)
                                                (#)             Options
                                                                  (#)
---------------------------- ------------ ----------------- ------------------ ----------------- -------------------
N. William White                3/17/06         500(1)             -                  -                $8,875(2)
R. Michael Wilbourn             3/17/06         500(1)             -                  -                $8,875(2)
Kathy L. Beach                  3/17/06         500(1)             -                  -                $8,875(2)
Gregory A. DeMuth                     -           -                -                  -                     -
David M. Hall                   3/17/06         500(1)             -                  -                $8,875(2)
---------------------------- ------------ ----------------- ------------------ ----------------- -------------------

(1) Vest at 100 shares per year on vesting dates of March 17, 2007, March 17, 2008, March 17, 2009, March 17, 2010 and March 17, 2011.

(2) Represents the market value of 500 shares of the Company's Common Stock at the date such awards were granted which was March 17, 2006 (calculated using the closing stock price of the Company's Common Stock on March 17, 2006 of $17.75)

                   Outstanding Equity Awards at 2006 Year-End

-------------------------- ---------------------------------------------------------------- ------------------------------
                                                    Option Awards                                   Stock Awards
-------------------------- ---------------------------------------------------------------- ------------------------------
          Name                Number of         Number of         Option        Option        Number of        Market
                             Securities         Securities       Exercise     Expiration      Shares of       Value of
                             Underlying         Underlying         Price         Date         Stock That      Shares of
                             Unexercised       Unexercised          ($)                        Have Not      Stock That
                               Options           Options                                        Vested        Have Not
                                 (#)               (#)                                           (#)           Vested
                            (Exercisable)     (Unexercisable)                                                    ($)
-------------------------- ---------------- ------------------- ------------ -------------- --------------- --------------
N. William White                4,000                -              $8.00        1/27/10         400(3)        $6,560(5)
                                1,500                -             $10.00        1/28/13         500(4)        $8,200(5)
                                2,500                -             $10.00       12/31/13
                                1,250                -             $18.99        2/24/15
                                    -              625(1)          $18.99        2/24/15
                                    -              625(2)          $18.99        2/24/15

R. Michael Wilbourn             1,000                -             $10.00        2/16/11         400(3)        $6,560(5)
                                1,500                -             $10.00        1/28/13         500(4)        $8,200(5)
                                2,500                -             $10.00       12/31/13
                                1,250                -             $18.99        2/24/15
                                    -              625(1)          $18.99        2/24/15
                                    -              625(2)          $18.99        2/24/15

Kathy L. Beach                  1,250                -             $18.99        2/24/15         400(3)        $6,560(5)
                                    -              625(1)          $18.99        2/24/15         500(4)        $8,200(5)
                                    -              625(2)          $18.99        2/24/15

Gregory A. DeMuth                   -                -                  -              -           -                -

David M. Hall                       -                -                  -              -         500(4)        $8,200(5)
-------------------------- ---------------- ------------------- ------------ -------------- --------------- --------------

(1) Vesting date of February 24, 2007.

(2) Vesting date of February 24, 2008.

(3) Vest at 100 shares per year on vesting dates of February 24, 2007, February
24, 2008, February 24, 2009 and February 24, 2010.

(4) Vest at 100 shares per year on vesting dates of March 17, 2007, March 17, 2008, March 17, 2009, March 17, 2010 and March 17, 2011.

(5) Valued using December 31, 2006 closing market price of the Company's Common
Stock of $16.40.

                    Option Exercises and Stock Vested in 2006

------------------------------ ------------------------------------ ----------------------------------
                                          Option Awards                       Stock Awards
------------------------------ ------------------------------------ ----------------------------------
            Name                    Number of            Value        Number of           Value
                                      Shares           Realized         Shares           Realized
                                     Acquired         on Exercise      Acquired        on Vesting
                                   on Exercise            ($)         on Vesting           ($)
                                       (#)                               (#)
------------------------------ --------------------- -------------- --------------- ------------------
N. William White                        6,000          $49,200(1)         100           $1,791(2)
R. Michael Wilbourn                         -                -            100           $1,791(2)
Kathy L. Beach                              -                -            100           $1,791(2)
Gregory A. DeMuth                           -                -              -                -
David M. Hall                               -                -              -                -
------------------------------ --------------------- -------------- --------------- ------------------

(1) The value realized represents the difference between the market price of the Company's Common Stock on the day exercised and the exercise price of the stock options.

(2) Valued using the closing market price of $17.91 of the Company's Common
Stock on the vesting date of February 24, 2006.


Potential Payments Upon Termination or Change in Control

Employment Agreements. During 2004, the Company and the Bank entered into three year employment agreements (the "Employment Agreements") with N. William White,
R. Michael Wilbourn and Kathy L. Beach. Under the Agreements, Mr. White, Mr. Wilbourn and Ms. Beach's employment may be terminated by the Company or the Bank for "just cause" as defined below. The executive may also terminate employment for "good reason" as defined below.

Termination by Company or Bank for "cause", or by executive without "good reason", or due to death or disability. If an executive is terminated by the Company or the Bank for "cause", or if an executive terminates employment without "good reason", death, or disability, he or she will be entitled to all benefits payable under insurance, health, retirement, bonus and salary programs through the date of termination, and will be paid amounts due under those arrangements in accordance with such arrangements.

Termination by Company or Bank without "cause" or by executive for "good reason". If an executive is terminated by the Company or the Bank without "cause", or if an executive terminates employment for "good reason", he or she will be entitled to all benefits payable under insurance, health, retirement, bonus and salary programs through the date of termination, and will be paid amounts due under those arrangements in accordance with such arrangements.

If the termination does not occur during the two-year period following a "Change in Control", the executive will continue to receive his or her salary for the period of time remaining in the term of the Agreement. Payment will be made in accordance with the Bank's payroll beginning on the first payroll after the date of termination.

If the termination occurs during the two-year period following a "Change in Control", as defined below, the executive will be paid an amount equal to 2.99 or 1.99 the executive's "base amount" (as defined in Code Section 280G(b)(3) less the value of any benefits or rights accelerated by the Change in Control. This amount will be paid in a single sum within 30 days of termination of employment; provided, however, the amount will be reduced in such a way as to prevent the payment from constituting an "excess parachute payment" in accordance with Code Section 280G.
In lieu of COBRA coverage, the Company or the Bank shall maintain the welfare benefit plans in effect for the executive for the remaining term of the Agreement, unless an equivalent benefit is available for the executive from a subsequent employer.

During the three-month period following termination by the Company or the Bank without "cause" or by the executive for "good reason" following a "Change in Control", the executive may purchase all options, whether or not they are exercisable or have terminated at the fair market value of the shares as of the date of termination.

No payment of "deferred compensation" (as defined by Code Section 409A) will be made to an executive during the six months following termination of employment for reasons other than death, if he or she is a key employee (as defined by Code
Section 409A).

Confidentiality and Non-Compete/Non-Solicitation Covenants. The executive agrees to hold confidential all trade secrets and confidential information. The executive also agrees to not compete with the Company or Bank during the one year following termination in the geographical areas where the Company and Bank are actually doing business or intend to do business as evidenced by a formal proposal for business. The executive agrees to not influence customers for the one-year period following termination. The executive lastly agrees not to solicit any employees of the Company or Bank during the one-year period following termination of employment.

Change of Control Agreements. During 2006, the Company and the Bank entered into Change of Control agreements (the "Control Agreements") with Gregory A. DeMuth, and David M. Hall. In the event of the termination of employment in connection with any change in control of either the Company or the Bank during the term of their Control Agreements, Mr. DeMuth and Mr. Hall will be paid a lump sum amount equal to 2.99 times and 1.99 times their base compensation, respectively.

Restricted Stock Plan. In the event of a Change in Control of the Company (i) the restrictions on the transfer of all shares of Restricted Stock will immediately lapse, and (ii) all of the shares of Restricted Stock subject to forfeiture will immediately become fully vested and nonforfeitable.

For purposes of the Agreements, "Cause" is defined as: (i) executive's personal dishonesty of a material nature affecting executive's ability to perform his or her duties under the Agreement; (ii) executive's incompetence in the performance of his or her duties under the Agreement; (iii) executive's willful misconduct or gross negligence; (iv) executive's breach of fiduciary duty involving personal profit; (v) executive's intentional failure to perform stated duties;
(vi) executive's conviction of any felony; (vii) any requirement of a governmental agency or authority having jurisdiction over the Company and the Bank; or (viii) any material violation by the executive of any material provision or covenant of the Agreement.

For purposes of the Agreements, "Good Reason" is defined as (i) any action by the Company's or the Bank's Board of Directors to remove the executive without the prior written consent of executive, except where the Company's and the Bank's Board of Directors properly act to remove executive from such office for "cause"; (ii) any action by the Company's or the Bank's Board of Directors to materially limit, increase, or modify executive's duties and/or authority (including his or her authority, subject to corporate controls no more restrictive than those in effect on the date hereof, to hire and discharge executives who are not bona fide officers of the Company) without the prior written consent of executive, except such change in duties as may be required by any government agency or authority having jurisdiction over the Company or the Bank, or as may be required for the Board to perform its fiduciary obligations;
(iii) any failure of the Company to obtain the assumption of the obligation to perform this Agreement by any successor; or (iv) any material violation by the Company or the Bank of any material provision or covenant of this Agreement. For purposes of the Agreements, "Change in Control" is defined as (i) any merger, tender offer, consolidation or sale of substantially all of the assets of the Company, or related series of such events, as a result of which stockholders of the Company immediately prior to such event hold less than 50% of the outstanding voting securities of the Company or its survivor or successor immediately after such event; persons holding less than 25% of such securities before such event own more than 50% of such securities after such event; or persons constituting a majority of the Board of Directors were not directors of the Company for at least 24 preceding months; (ii) any sale, lease, exchange, transfer, or other disposition of all or any substantial part of the assets of the Company; or (iii) any acquisition by any person or entity, directly or indirectly, of the beneficial ownership of 40% or more of the outstanding voting stock of the Company, excluding acquisitions by individuals or entities who at the date of this Agreement were either a Director of the Company or the beneficial owner (either directly or indirectly) of 10% or more of the voting securities of the Company.

The following table sets forth information concerning potential payments and benefits for the named executive officers under the Employment Agreements and Control Agreements discussed above assuming a change in control event had occurred on December 31, 2006.

                                            N. William      R. Michael      Kathy L.      Gregory A.       David M.
                                               White         Wilbourn        Beach          DeMuth           Hall
----------------------------------------- -------------- --------------- -------------- -------------- ---------------
Termination in connection with
  a Change in Control (assumed
  date of December 31, 2006):

    Lump sum severance payment (1)           $460,460        $313,950       $269,100       $358,800        $199,000
    Lump sum welfare benefits (2)              14,640               -          7,560         24,240          24,240
    Acceleration of restricted
      stock awards (3)                         14,760          14,760         14,760              -           8,200
    Acceleration of vesting of
      stock option awards (4)                       -               -              -              -               -
                                             --------        --------       --------       --------        --------
                 Total                       $489,860        $328,710       $291,420       $383,040        $231,440
                                             ========        ========       ========       ========        ========

(1) Determined based upon 2.99 times his or her base compensation for Mr. White, Mr. Wilbourn, Ms. Beach and Mr. DeMuth and 1.99 times his base compensation for Mr. Hall.

(2) Estimated based upon welfare benefits for a period of two years.

(3) Reflects the assumed fair value of $16.40 per share which was the closing stock price per share of the Company's Common Stock on December 29, 2006 (the last trading day of the year) times the unvested restricted stock awards that would vest due to the change in control.

(4) Reflects the excess of the assumed fair value of $16.40 per share which was the closing stock price per share of the Company's Common Stock on December 29, 2006 (the last trading day of the year) over the exercise price for those stock options becoming vested due to the change in control. There was no excess based upon the assumed fair value of $16.40.


Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on its review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference, also in the Company's Annual Report on Form 10-K.

Submitted by the Compensation Committee:

            Dr. Ronald L. Receveur, Chairman
            Thomas Les Letton
            W. Dudley Schryock
            H. Lowell Wainwright, Jr.

                     RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. Applicable laws and regulations require the loans to be made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

In addition, Federal Reserve Board Regulation O governs the extension of credit to insiders, including executive officers, directors, and principal stockholders. All extensions of credit to insiders are approved by the Company's Board of Directors.

Management is responsible for reviewing and approving any transaction between the Company and any director or officer of the Company or members of their immediate family or entities with which they are affiliated. In addition, on an annual basis, each director and executive officer is obligated to complete a "Director and Officer Questionnaire" which requires the director or executive to disclose any related party transactions or business relationships involving the Company or its subsidiaries which are required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

The following table illustrates the expenses of products and services provided to the Company in 2006 from businesses with ownership interests by directors or executive officers.


  Director or             Director or Executive      Expense Paid by the      Service or Product
Executive Officer        Officer Related Entity            Company                Provided
-----------------       -------------------------    -------------------     -------------------
Matthew C. Chalfant     Chalfant Industries, Inc.         $133,650           Leased office space
Jack L. Coleman, Jr.    Patterson - Coleman LLC              6,000           Land lease for ATM


              STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Any stockholder who desires to contact the Board of Directors or any member of the Board of Directors may do so in writing. Communications should be addressed to the "Board of Directors", Attn: Secretary, 1st Independence Financial Group, Inc., 8620 Biggin Hill Lane, Louisville, Kentucky 40220-4117. Communications received are distributed to the Chairman of the Board or the other members of the Board as appropriate, depending on the facts and circumstances outlined in the communications.

                                    FORM 10-K

A copy of the Company's annual report on form 10-K for the year ended December 31, 2006 is being provided with this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Teresa W. Noel
------------------
Teresa W. Noel
Secretary

April 11, 2007

                     1ST INDEPENDENCE FINANCIAL GROUP, INC.
                              8620 BIGGIN HILL LANE
                         LOUISVILLE, KENTUCKY 40220-4117
--------------------------------------------------------------------------------
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 17, 2007
--------------------------------------------------------------------------------
The undersigned hereby appoints N. William White and Matthew C. Chalfant, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of 1st Independence Financial Group, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at 3801 Charlestown Road, New Albany, Indiana, on Thursday, May 17, 2007, at 5:30 p.m., Eastern Daylight Time, and at any and all adjournments thereof, in the following manner:

1. The election as directors of the nominees listed below for a three-year term:

                                  |_|FOR  |_|WITHHELD
Jack L. Coleman, Jr.
Thomas Les Letton
Charles L. Moore II

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided here.
___________________________________________________________________________

_________________________________________________________________

2. The ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007.

          |_|FOR  |_|AGAINST  |_|ABSTAIN

In their discretion, on such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. ADDITIONALLY, IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------
                                   (Continued and to be signed on other side)

--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------
Should the undersigned be present and elect to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

                                        The undersigned acknowledges
                                        receipt from the Company prior to the
                                        execution of this Proxy of a Notice of
                                        Annual Meeting of Stockholders and a
                                        Proxy Statement.

                                        Date: _________________________________


                                        _______________________________________
                                        SIGNATURE OF STOCKHOLDER

                                        _______________________________________
                                        SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.
--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------